Exhibit 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of GeneDx Holdings Corp. (the “registrant”) on Form 10-Q for the quarterly period ended September 30, 2025, as filed with the Securities and Exchange Commission (the “Report”), I, Kevin Feeley, Chief Financial Officer of the registrant, certify, pursuant to 18 U.S.C. §1350, as added by §906 of the Sarbanes-Oxley Act of 2002, that:
1.The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.To my knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the registrant.

Date: October 28, 2025	By:	/s/ Kevin Feeley
Kevin Feeley
Chief Financial Officer (Principal Financial Officer)